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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported)
                                           December 26, 2001 (December 26, 2001)



                         RTI INTERNATIONAL METALS, INC.
             (Exact name of registrant as specified in its charter)



     Ohio                        001-14437                      52-2115953
(State or other                 (Commission                 (I.R.S. Employer
jurisdiction of                 File Number)               Identification No.)
incorporation)



                               1000 Warren Avenue
                                     Niles, OH                         44446
                     (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code               (330) 544-7700




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ITEM 5.           Niles, Ohio - RTI International Metals, Inc. (NYSE: RTI)
                  announced today that it has entered into a new unsecured credit agreement with a group of banks led by PNC Bank of Pittsburgh as agent. The new agreement replaces the existing $100 million facility that expires on May 31, 2003.

                  The new facility will provide RTI with $100 million of standby credit through May of 2005. The terms and conditions of the new facility remain essentially unchanged from the existing agreement. The Company has no immediate plans to utilize this facility.


                                          SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      RTI INTERNATIONAL METALS,  INC.


                                      /s/  Larry W. Jacobs
                                      --------------------

                                      Larry W. Jacobs
                                      Vice President and Chief Financial Officer


Date:  April 16, 2002
       Niles, Ohio